UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2024

US ALLIANCE CORPORATION
(Exact name of registrant as specified in its charter)

Kansas	000-55627	26-4824142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1303 SW First American PL, Suite 200
Topeka, Kansas 66604
(Address of principal executive offices) (Zip Code)

(785) 228-0200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.1b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act. ☐

ITEM 1.01 Entry into Material Definitive Agreement.

The disclosures in Item 5.02 of this Current Report on Form 8-K are incorporated by reference into this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures in Item 5.02 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02. The issuances described in Item 5.02 are exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), in reliance upon exemptions from the registration requirements of the Act in transactions not involving a public offering.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2024, US Alliance Corporation, a Kansas corporation (the “Company”) entered into Restricted Stock Agreements (each, an “RSA”) with Jennifer Schmidt, John Helms, William Graves, James Poolman, and Juliann Mazachek, each of whom serve as members of the Board of Directors of the Company (each, a “Director”), pursuant to which each of the Directors was 50,000 shares of the Company’s common stock, par value $0.10 (‘Restricted Shares”). Pursuant to the terms of the RSA, the Restricted Shares shall vest as follows:

●	20% of the Restricted Shares shall vest on December 31, 2025;
●	an additional 20% of the Restricted Shares shall vest on December 31, 2026;
●	an additional 20% of the Restricted Shares shall vest on December 31, 2027;
●	an additional 20% of the Restricted Shares shall vest on December 31, 2028; and
●	an additional 20% of the Restricted Shares shall vest on December 31, 2029.

Notwithstanding the foregoing, if a Director’s status as a director of the Company terminates for any reason prior to December 31, 2029, all Restricted Shares not then vested shall immediately be forfeited, and in the event of a Change of Control of the Company (as defined in the RSAs), all Restricted Shares shall become fully vested and all risks of forfeiture shall lapse on the effective date of the Change of Control.

The foregoing description is qualified in its entirety by reference to the RSAs attached as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 to this Current Report on Form 8-K, each of which is incorporated herein by this reference

ITEM 9.01. EXHIBITS.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Restricted Stock Agreement between the Company and Jennifer Schmidt dated December 11, 2024.
10.2	Restricted Stock Agreement between the Company and John Helms dated December 11, 2024.
10.3	Restricted Stock Agreement between the Company and William Graves dated December 11, 2024.
10.4	Restricted Stock Agreement between the Company and James Poolman dated December 11, 2024.
10.5	Restricted Stock Agreement between the Company and Juliann Mazachek dated December 11, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US ALLIANCE CORPORATION

December 18, 2024	By:	/s/ Jack H. Brier
Jack H. Brier
President and Chairman